UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 4, 2014

Date of Earliest Event Reported: February 28, 2014

Mid-Con Energy Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35374	45-2842469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2501 North Harwood Street, Suite 2410

Dallas, Texas 75201

(Address of principal executive offices)

(972) 479-5980

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits

On March 5, 2014, Mid-Con Energy Partners, LP (the “Partnership”) filed a Current Report on Form 8-K (the “Initial 8-K”) and a Form 10-K that disclosed the completion of the Partnership’s and Mid-Con Energy Properties, LLC’s (“Mid-Con Properties”), its wholly-owned subsidiary, acquisition on February 28, 2014, from Mid-Con Energy III, LLC (“Mid-Con Energy III”), an affiliate of the Partnership, of multiple oil properties located in Cimarron, Love and Texas Counties, Oklahoma and Potter County, Texas (the “Acquired Properties”) for an aggregate purchase price of approximately $41.0 million, subject to customary post-closing purchase price adjustments (collectively, the “Acquisition”). The effective date of the Acquisition was January 1, 2014. The Partnership and Mid-Con Properties paid the aggregate purchase price with (i) approximately $7.0 million in cash, financed through borrowings under the Partnership’s revolving credit facility, and (ii) the issuance of 1,500,000 limited partner units representing limited partner interests in the Partnership (“Limited Partner Units”), having an approximate value of $34.0 million. The value of the Limited Partner Units issued as partial consideration for the Acquisition was based on a 2.5% discount to the trailing twenty day volume weighted average price of the Limited Partner Units.

This amendment on Form 8-K/A amends and supplements the Initial 8-K to include financial statements and pro forma financial information as described in Items 9.01(a) and 9.01(b). No other amendments are being made to the Initial 8-K.

(a) Financial Statements of the Businesses Acquired.

The audited statement of revenues and direct operating expenses for the Acquired Properties for the year ended 2013, and the related notes thereto, are attached hereto as Exhibit 99.1.

(b) Pro forma financial information.

The unaudited pro forma condensed consolidated balance sheet of the Partnership as of December 31, 2013 and the unaudited pro forma consolidated statement of operations for the year ended December 31, 2013 and the related notes, showing the pro forma effects of the acquisition of the Acquired Properties, are attached hereto as Exhibit 99.2

(d)	Exhibits.

Exhibit No.	Exhibit Description

23.1	Consent of Grant Thornton LLP

99.1	Audited statement of revenues and direct operating expenses for the Acquired Properties for the year ended 2013, and the related notes thereto.

99.2	Unaudited pro forma condensed consolidated balance sheet of the Partnership as of December 31, 2013 and the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2013, and the related notes thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: April 4, 2014

Mid-Con Energy Partners, LP

By:	Mid-Con Energy GP, LLC,
its general partner

By:	/s/ Jeffrey R. Olmstead
Jeffrey R. Olmstead, President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Grant Thornton LLP

99.1	Audited statement of revenues and direct operating expenses for the Acquired Properties for the year ended 2013, and the related notes thereto.

99.2	Unaudited pro forma condensed consolidated balance sheet of the Partnership as of December 31, 2013 and the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2013, and the related notes thereto.

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